Exhibit 99.1

                     WCA Waste Corporation Announces Fourth
                       Quarter and 2004 Full Year Results


    HOUSTON--(BUSINESS WIRE)--Feb. 28, 2005--WCA Waste Corporation (Nasdaq:WCAA) announced today financial results for the fourth quarter and full year ended December 31, 2004. Revenue for the fourth quarter of 2004 was $20.6 million, a 28.5% increase over the $16.0 million reported for the same period in 2003. Operating income for the fourth quarter of 2004 was $2.3 million. This compares to operating income of $1.9 million, for the same period last year.
    Adjusted net income (a non-GAAP measure) for the fourth quarter of 2004, was $1.1 million, or $0.07 per share. Net income for the quarter was $692,000, or $0.05 per share on 14.9 million diluted shares outstanding. Net income was $320,000, or $0.04 per share on 8.0 million diluted shares outstanding, for the same period last year.
    For the full year ended December 31, 2004, the Company reported revenue of $73.5 million, a 14.4% increase over the $64.2 million reported for the full year in 2003. Adjusted operating income (a non-GAAP measure) for the full year ended December 31, 2004 was $9.5 million, resulting in adjusted net income (a non-GAAP measure) of $3.5 million, or $0.30 per share (on 11.6 million diluted shares outstanding). For the year ended December 31, 2004, the Company had an operating loss of $2.0 million, resulting in a net loss of $4.4 million, or a loss of $0.38 per share (on 11.6 million diluted shares outstanding). For the full year ended December 31, 2003, adjusted operating income (a non-GAAP measure) was $10.8 million, resulting in adjusted net income (a non-GAAP measure) of $3.5 million, or $0.43 per share (on 8.0 million diluted shares outstanding). For the full year ended December 31, 2003, operating income was $9.6 million, resulting in net income of $5.1 million, or $0.63 per share (on 8.0 million diluted shares outstanding).
    Tom J. Fatjo, Jr., Chairman and Chief Executive Officer, stated, "We are pleased with our financial and operational results for the year ended December 31, 2004. Our acquisition program has remained active. We are planning on closing the previously announced acquisition of two landfills in North Carolina in the near future. After closing this transaction, the Company will have completed nine acquisitions totaling $34 million in annual "run rate" revenue since completing its initial public offering in June 2004. We have entered into letters of intent with two separate companies that collectively have estimated annualized "run rate" revenue of approximately $10 million and we have several ongoing negotiations with other waste companies concerning potential acquisitions. We expect that our acquisition program will significantly increase revenue and profit over the long-term. In the short-term, as expected, the cost of acquiring and integrating companies will continue to put pressure on operating results. Some synergies from tuck-in acquisitions can take as long as twelve-months to be realized. As we have stated, the additional cost of being a public company is approximately $500,000 a quarter or $2 million annually." The Company will be providing more detailed guidance on our conference call scheduled for 8:30 a.m. (EST) tomorrow.
    "Run rate" determinations are made based on estimations from information provided to the Company by the acquisition candidates and "run rate" measures are not audited or based on GAAP. Management determines the period over which to calculate a run rate based on factors it deems to be reasonable. Actual revenues may or may not equal the estimated run rate. For a description of the Company's general acquisition strategy and goals, please refer to the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2004, available through the Company's website at www.wcawaste.com.
    This press release contains certain non-GAAP financial measures as mentioned above. "Adjusted operating income" and "adjusted net income" both exclude a one-time reorganization charge that occurred as a result of the cancellation of options and warrants prior to the Company's initial public offering; "adjusted net income" also excludes write-offs of deferred financing costs, discontinued operations, and cumulative effect of change in accounting principle. A description of these measures, a reconciliation of the non-GAAP financial measures to their most directly comparable GAAP financial measure and a statement disclosing the reasons why management believes the presentation of the non-GAAP financial measures provide useful information to investors regarding the Company's financial condition and results of operations are set forth below under "Non-GAAP Financial Measures."
    The Company anticipates utilizing non-GAAP financial measures in tomorrow's earnings release conference call. The reconciliations to the non-GAAP financial measures to be discussed on the conference call and contained in this press release are set forth below under "Non-GAAP Financial Measures." This press release and the current report on Form 8-K that will furnish this press release with the Securities and Exchange Commission will be posted on the Investor Relations portion of the Company's website at www.wcawaste.com.
    WCA Waste Corporation is an integrated company engaged in the transportation, processing and disposal of non-hazardous solid waste. The Company's operations consists of fifteen landfills, twelve transfer stations and twenty collection operations located throughout Alabama, Arkansas, Kansas, Missouri, South Carolina, Tennessee and Texas. The Company's common stock is traded on the NASDAQ National Market System under the symbol "WCAA."
    The Company will host a conference call tomorrow at 8:30 a.m.
(EST). The call-in number is (800) 561-2693 and the pass code is 23318759. The call is also being broadcasted through a link on the Company's website at www.wcawaste.com.

    RISK FACTORS AND CAUTIONARY STATEMENTS REGARDING FORWARD-LOOKING
STATEMENTS

    This press release and other communications, such as conference calls, presentations, statements in public filings, other press releases, include forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934. Forward-looking statements generally include discussions and descriptions other than historical information. These statements can generally be identified as such because the context of the statement will include words such as "may," "will," "should," "outlook," "project," "intend," "seek," "plan," "believe," "anticipate," "expect," "estimate," "potential," "continue," or "opportunity," the negatives of these words, or similar words or expressions. Similarly, statements that describe our plans, objectives, goals, expectations or intentions and other statements that are not historical facts are forward-looking statements. Descriptions of strategy and "run rates" are also forward-looking statements. This is true of our description of our acquisition strategy and the benefits of any acquisition or potential acquisition, for example. The forward-looking statements made herein are only made as of the date of this press release and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.
    Forward-looking statements are based upon the current beliefs and expectations of WCA's management and are subject to significant risks and uncertainties. Since WCA's business, operations and strategies are subject to a number of risks, uncertainties and other factors, actual results may differ materially from those described in the forward-looking statements. Some of the risks and uncertainties have been more fully described in "Risk Factors and Cautionary Statement about Forward-Looking Statements" in our Quarterly Report on Form 10-Q with respect to the quarterly period ended September 30, 2004.
    As to acquisitions and acquisition strategies, on which our future financial performance will significantly depend, risks and uncertainties include, without limitation: we may be unable to identify, complete or integrate future acquisitions successfully; we compete for acquisition candidates with other purchasers, some of which have greater financial resources and may be able to offer more favorable terms; revenue and other synergies from acquisitions may not be fully realized or may take longer to realize than expected; we may not be able to improve internalization rates by directing waste volumes from acquired businesses to our landfills for regulatory, business or other reasons; businesses that we acquire may have unknown liabilities and require unforeseen capital expenditure; changes or disruptions associated with making acquisitions may make it more difficult to maintain relationships with customers of the acquired businesses; in connection with financing acquisitions, we may incur additional indebtedness, or may issue additional shares of our common stock which would dilute the ownership percentage of existing stockholders; and rapid growth may strain our management, operational, financial and other resources.
    Moreover, our results will be subject to a number of operational and other risks, including the following: we may not be successful in expanding the permitted capacity of our current or future landfills; our business is capital intensive, requiring ongoing cash outlays that may strain or consume our available capital; increases in the costs of disposal, labor and fuel could reduce operating margins; increases in costs of insurance or failure to maintain full coverage could reduce operating income; we may be unable to obtain financial assurances necessary for our operations; we are subject to environmental and safety laws, which restrict our operations and increase our costs, and may impose significant unforeseen liabilities; we compete with large companies and municipalities with greater financial and operational resources, and we also compete with alternatives to landfill disposal; covenants in our credit facilities and the instruments governing our other indebtedness may limit our ability to grow our business and make capital expenditures; changes in interest rates may affect our results of operations; a downturn in U.S. economic conditions or the economic conditions in our markets may have an adverse impact on our business and results of operations; and our success depends on key members of our senior management, the loss of any of whom could disrupt our customer and business relationships and our operations.
    In our filings with the Securities and Exchange Commission (including the registration statement on Form S-1 that we filed in connection with our initial public offering and our quarterly report on Form 10-Q for the quarter ended September 30, 2004) we describe the foregoing risks and uncertainties, along with others, in greater detail.



                        WCA Waste Corporation
            Condensed Consolidated Statement of Operations
                             (Unaudited)

                                 Three Months Ended  Fiscal Year Ended
                                    December 31,        December 31,
                                ------------------- ------------------
                                  2004      2003      2004      2003
                                --------- --------- --------- --------
                              (In thousands, except per share amounts)

Revenue                          $20,614   $16,039   $73,461  $64,226
Expenses:
  Cost of services                14,646    10,405    50,130   41,459
  Depreciation and amortization    2,460     2,148     8,828    7,812
  Accretion expense                   65        52       257      207
  General and administrative:
     Stock-based compensation          -       623    11,532    1,220
     Other general and
      administrative               1,118       934     4,751    3,922
                                --------- --------- --------- --------
                                  18,289    14,162    75,498   54,620
                                --------- --------- --------- --------
Operating income (loss)            2,325     1,877    (2,037)   9,606
Other income (expense):
  Interest expense, net           (1,059)   (1,313)   (4,453)  (5,220)
  Write-off of deferred
   financing costs                  (618)        -      (618)       -
  Other                                1        (4)      268       28
                                --------- --------- --------- --------
                                  (1,676)   (1,317)   (4,803)  (5,192)
                                --------- --------- --------- --------
Income (loss) from continuing
 operations before income taxes
 and cumulative effect of change
 in accounting principle             649       560    (6,840)   4,414
Income tax (provision) benefit        43      (225)    2,476   (1,753)
                                --------- --------- --------- --------
Income (loss) from continuing
 operations before cumulative
 effect of change in
 accounting principle                692       335    (4,364)   2,661
Loss from discontinued
 operations, net of tax                -        (2)        -     (156)
Gain (loss) on disposal of
 discontinued operations, net
 of tax                                -       (13)        -      249
                                --------- --------- --------- --------
Income (loss) before cumulative
 effect of change in accounting
 principle                           692       320    (4,364)   2,754
Cumulative effect of change in
 accounting principle, net of
 tax                                   -         -         -    2,324
                                --------- --------- --------- --------
Net income (loss)                   $692      $320   $(4,364)  $5,078
                                ========= ========= ========= ========

PER SHARE DATA (Basic and
 diluted):
Income (loss) from continuing
 operations before cumulative
 effect of change in
 accounting principle              $0.05     $0.04    $(0.38)   $0.33
Loss from discontinued
 operations, net of tax                -     (0.00)        -    (0.02)
Gain (loss) on disposal of
 discontinued operations, net
 of tax                                -     (0.00)        -     0.03
                                --------- --------- --------- --------
Income (loss) before cumulative
 effect of change in accounting
 principle                          0.05      0.04     (0.38)    0.34
Cumulative effect of change in
 accounting principle, net of
 tax                                   -         -         -     0.29
                                --------- --------- --------- --------
Net income (loss)                  $0.05     $0.04    $(0.38)   $0.63
                                ========= ========= ========= ========
WEIGHTED AVERAGE SHARES
 OUTSTANDING (Basic)              14,853     8,000    11,599    8,000
                                --------- --------- --------- --------
WEIGHTED AVERAGE SHARES
 OUTSTANDING (Diluted)            14,862     8,000    11,599    8,000
                                --------- --------- --------- --------


                       Non-GAAP Financial Measures
----------------------------------------------------------------------

                                Three Months Ended  Fiscal Year Ended
                                   December 31,        December 31,
                               ------------------- -------------------
(a) Adjusted net income to
    exclude stock-based
    compensation charge, write-
    off of deferred financing
    costs, discontinued
    operations and cumulative
    effect of change in
    accounting principle         2004      2003       2004      2003
                               --------- --------- --------- ---------

   Net income (loss) in
    accordance with GAAP           $692      $320   $(4,364)   $5,078
   Stock-based compensation,
    net of tax                        -       405     7,496       793
   Write-off of deferred
    financing costs, net of
    tax                             383         -       383         -
   Discontinued operations,
    net of tax                        -        15         -       (93)
   Cumulative effect of change
    in accounting principle,
    net of tax                        -         -         -    (2,324)
                               --------- --------- --------- ---------
   Adjusted net income           $1,075      $740    $3,515    $3,454
                               ========= ========= ========= =========

   PER SHARE DATA (Basic and
    diluted):
   Adjusted net income to
    exclude stock-based
    compensation charge, write-
    off of deferred financing
    costs, discontinued
    operations and cumulative
    effect of change in
    accounting principle          $0.07     $0.09     $0.30     $0.43
                               ========= ========= ========= =========
   WEIGHTED AVERAGE SHARES
    OUTSTANDING (Basic)          14,853     8,000    11,599     8,000
                               --------- --------- --------- ---------
   WEIGHTED AVERAGE SHARES
    OUTSTANDING (Diluted)        14,862     8,000    11,601     8,000
                               --------- --------- --------- ---------

----------------------------------------------------------------------

                                Three Months Ended  Fiscal Year Ended
                                   December 31,        December 31,
                               ------------------- -------------------
(b) Adjusted operating income
    before stock-based
    compensation charge,
    depreciation, amortization
    and accretion                2004      2003      2004      2003
                               --------- --------- --------- ---------

   Operating income (loss)       $2,325    $1,877   $(2,037)   $9,606
   Stock-based compensation
    charge                            -       623    11,532     1,220
   Plus:  Depreciation and
    amortization                  2,460     2,148     8,828     7,812
   Plus:  Accretion expense          65        52       257       207
                               --------- --------- --------- ---------
   Adjusted operating income
    before stock-based
    compensation charge,
    depreciation, amortization
    and accretion                $4,850    $4,700   $18,580   $18,845
                               ========= ========= ========= =========

----------------------------------------------------------------------

                                Three Months Ended  Fiscal Year Ended
                                   December 31,        December 31,
                               ------------------- -------------------
(c) Adjusted Operating Income     2004      2003      2004      2003
                               --------- --------- --------- ---------

   Operating income (loss)       $2,325    $1,877   $(2,037)   $9,606
   Stock-based compensation
    charge                            -       623    11,532     1,220
                               --------- --------- --------- ---------
   Adjusted Operating Income     $2,325    $2,500    $9,495   $10,826
                               ========= ========= ========= =========

----------------------------------------------------------------------

In addition to disclosing financial results in accordance with generally accepted accounting principles (GAAP), the Company also discloses (a) Adjusted net income to exclude stock-based compensation charge, write-off of deferred financing costs, discontinued operations and a change in accounting principle and (b) Adjusted operating income before stock-based compensation charge, depreciation, amortization and accretion and (c) Adjusted operating income, all of which are non-GAAP measures.

(a) Net income excluding the tax-effected impact of the stock-based compensation charge, discontinued operations, write-off of deferred financing costs and cumulative effect of change in accounting principle.

(b) Adjusted operating income before depreciation, amortization and accretion excludes the stock-based compensation charge and non-cash charges for depreciation, amortization and accretion.

(c) The Company recorded a $11.5 million one-time expense ($7.5 million net of a tax benefit) as a result of its pre-IPO reorganization whereby substantially all of the Company's outstanding options and warrants were exchanged for common stock of the Company.

While these measures are not calculated or presented in accordance with GAAP, we believe that these supplemental financial measures are useful in determining:

    -- the financial performance of our assets without regard to financing methods, capital structures or historical cost basis;

    -- the ability of our assets to generate cash sufficient to pay interest on our credit facilities;

    -- operating results without regard to a one-time charge associated with an internal reorganization preceding our IPO;

    -- our operating performance and return on invested capital as compared to those of other companies in the non-hazardous solid waste management business, without regard to financing methods and capital structure; and

    -- our compliance with certain financial covenants included in our debt agreements.

Management uses adjusted operating income before stock-based compensation charge, depreciation, amortization and accretion to evaluate the operations of its geographic operating areas. Furthermore, we believe this information is helpful in evaluating similar companies with differing capital structures. While depreciation, amortization and accretion are operating costs under GAAP, we believe these expenses primarily represent the allocation of costs associated with long-lived assets acquired or constructed in prior years. Additionally, while stock-based compensation is an operating expense under GAAP, the stock-based compensation charge that we have reflected during the second quarter of 2004 represents the impact of a one-time conversion of outstanding options and warrants in connection with a pre-IPO reorganization.

These non-GAAP measures should not be considered an alternative to net income, net income per share, operating income, cash flow from operating activities or any other measure of financial performance or liquidity presented in accordance with GAAP. The measures above exclude some, but not all, items that affect net income and operating income, and these measures may vary among other companies. Therefore, the measures above may not be comparable to similarly titled measures of other companies.


    CONTACT: WCA Waste Corporation, Houston
             Tommy Fatjo, 713-292-2400